Exhibit 99.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this "Registration Rights Agreement") entered into as of March 9, 2001, by and among the Subscriber set forth on the signature page hereof (the "Subscriber") and Centura Software Corporation, a Delaware corporation (the "Company").

W I T N E S S E T H:

WHEREAS, pursuant to the Subscription Agreement, dated as of the date hereof (the "Subscription Agreement"), by and among the Company and the Subscriber, the Company has agreed to sell, and the Subscriber has agreed to purchase subject to the terms and conditions set forth in the Subscription Agreement, up to Five Thousand (5,000) shares, with an option (the "Call Option") to purchase an additional Six Thousand (6,000) shares, of Series B Cumulative Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock"), of the Company for a purchase price of $1,000 per share, with such other rights and preferences as are set forth in the Certificate of Designations, Preferences and Rights of the Preferred Stock (the "Certificate");

WHEREAS, the Preferred Stock is convertible into shares of the Company's common stock, par value $.01 per share (the "Underlying Common Shares"); and

WHEREAS, pursuant to the terms of, and in partial consideration for, the Subscriber's purchase of the Preferred Stock, the Company has agreed to provide the Subscriber with certain registration rights with respect to Underlying Common Shares and any shares of the Company's common stock underlying the Warrants (as defined in the Subscription Agreement) issued or issuable to the Subscriber in accordance with the terms of the Subscription Agreement.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Subscription Agreement and this Registration Rights Agreement, the Company and the Subscriber agree as follows:

1. Certain Definitions. As used in this Registration Rights Agreement, the following terms shall have the following respective meanings:

"Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

"Filing Date" means the 30th day following the date of this Registration Rights Agreement.

"Holder" shall include the Subscriber and any transferee of the Warrants, the Preferred Stock or Registrable Securities (as defined herein) which have not been sold to the public, to whom the registration rights conferred by this Registration Rights Agreement have been transferred in compliance with Section 13 of this Registration Rights Agreement.

"Person" means and includes an individual, a partnership, a joint venture, a corporation, a company, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

"Prospectus" means any prospectus relating to the Registrable Securities as filed with the Commission pursuant to Rule 424(b) under the Securities Act or, if no such filing is required, any form of final prospectus relating to the Registrable Securities included in the Registration Statement, as the case may be, at the time the Registration Statement is declared effective by the Commission, in either case, including all amendments and supplements to the prospectus or Registration Statement, including post-effective amendments, and all material, if any, incorporated by reference therein.

The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

"Registrable Securities" means any shares or other securities issued or issuable to the Subscriber or any Holder upon the conversion of any Preferred Stock, or any shares or other securities issued or issuable to the Subscriber or any Holder upon the exercise of the Warrants.

"Registration Expenses" means all expenses to be incurred by the Company in connection with Subscribers' exercise of their registration rights under this Registration Rights Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, reasonable fees and disbursements of counsel to Holders for a "due diligence" examination of the Company and review of the Registration Statement and related documents, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company). With respect to the "due diligence" examination of the Company, the Registration Expenses shall include only fees and disbursements for one (1) designated counsel for all the Holders of Preferred Stock.

"Registration Statement" means the Initial Shelf Registration Statement, any additional registration statements contemplated by Section 2(a) and any Piggyback Registration Statement, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

"Regulation D" means Regulation D as promulgated pursuant to the Securities Act, and as it may be subsequently amended.

"Securities Act" means the Securities Act of 1933, as amended.

"Selling Expenses" means all brokerage fees, underwriting discounts and selling commissions applicable to the offer and sale of Registrable Securities and all fees and disbursements of counsel for Holders not included under "Regulation Expenses."

2. Registration Requirements. The Company shall use its diligent best efforts to effect the registration of the Registrable Securities contemplated by the Agreement (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as would permit or facilitate the sale or distribution of all the Registrable Securities in the manner (including manner of sale) and in all states reasonably requested by the Holders under a broad-based plan of distribution reasonably acceptable to the Holders. Such best efforts by the Company shall include, without limitation, the following:

(a) The Company shall, as soon as practicable after the date hereof, but in no event later than the Filing Date, file (i) a registration statement with the Commission pursuant to Rule 415 under the Securities Act on Form S-3 under the Securities Act covering the Registrable Securities so requested to be registered by any Holder of Registrable Securities (the "Initial Shelf Registration Statement"); (ii) such blue sky filings as shall have been requested by the Holders; and (iii) any required filings with the National Association of Securities Dealers, Inc., The Nasdaq National Market or such other exchange or market on which the Registrable Securities are traded. Thereafter, the Company shall use its best efforts to (i) respond to all comments received from the Commission on the Shelf Registration Statement and/or any documents incorporated by reference therein within 10 business days of receipt of such comments and (ii) have such Shelf Registration Statement and other filings declared effective as promptly as practicable but in no event later than 90 days after the date of this Registration Rights Agreement. If an additional Registration Statement is required to be filed because the actual number of Registrable Securities into which the Preferred Stock is convertible and the Warrants are exercisable exceeds the number of shares of Common Stock initially registered, including, without limitation, as a result of the exercise of a Call Option by one or more Subscribers, the Company shall have 20 business days after the earlier of (i) the expiration of the Option Period (as defined in the Subscription Agreement) or (ii) the receipt of written notice by the Subscriber that the Subscriber's Call Option has been exercised, to file such additional Registration Statement, and the Company shall use its best efforts to cause such additional Registration Statement to be declared effective by the Commission as soon as possible, but in no event later than 60 days after filing.

(b) The Company and the Subscribers agree that the Holders will suffer damages if the Registration Statement is not filed on or prior to the Filing Date and not declared effective by the Commission on or prior to the 90th day after the date of this Agreement and maintained in the manner contemplated herein during the Effectiveness Time or if certain other events occur. The Company and the Holders further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Registration Statement is not filed with the Commission by the Filing Date, (ii) the Company shall fail to respond to all comments received from the Commission on the Registration Statement and/or any documents incorporated by reference therein within 10 business days of receipt of such comments, (iii) after 120 days from the date hereof the Registration Statement has not been declared effective by the Commission, or (iv) in the event an additional Registration Statement, which is filed because the actual number of Registrable Securities exceeds the number of shares of Common Stock initially registered, is not filed and declared effective with the time periods set forth in Section 2(a) (any such failure or breach being referred to as an "Event," and the date on which such Event occurs, being referred to as "Event Date"), the Holders shall have, in addition to, and without limiting, any other rights they may have at law, in equity or under the Certificate, the Agreement or this Registration Rights Agreement (including the right to specific performance), the right to receive from the Company, as liquidated damages, an amount equal to 1.5% of the Aggregate Value (as defined in the Certificate) of the shares of Preferred Stock held by such Holder plus the Aggregate Value of any shares of Preferred Stock that have been converted to the extent any of the Underlying Common Shares issued upon such conversion have not been sold, in cash, for each 30-day period (or portion thereof) from the Event Date until the applicable Event is cured. Payments to be made pursuant to this Section 2(b) shall be due and payable immediately upon demand in immediately available funds. In addition to the foregoing, if at any time after 150 days from the date hereof, the Registration Statement has not been declared effective by the Commission, then upon demand of any Holder, the Company shall redeem all or any specified portion of the Preferred Stock held by such Holder at a redemption price equal to 130% of the Aggregate Value thereof, together with all other payments due under this Section 2 and under the Certificate and the Agreement. In the event of such a redemption, the redemption mechanics set forth in Paragraph 6(d) of the Certificate shall govern.

(c) If the Holders intend to distribute the Registrable Securities covered by the Registration Statement by means of an underwriting, the Holders shall so advise the Company. The Holders will have the right to select the investment bankers for such underwriting subject to such investment bankers being reasonably satisfactory to the Company. If in the opinion of the managing underwriter the inclusion of all of the Registrable Securities requested to be registered under this Section 2 would adversely affect the marketing of such shares, after any shares to be sold by the Company or other holders of Common Stock have been excluded, Registrable Securities to be sold by the holders shall be excluded in such manner that the Registrable Securities to be sold shall be allocated among the selling Holders pro rata based on their ownership of Registrable Securities.

(d) The Company shall enter into such customary agreements (including a customary underwriting agreement with the underwriter or underwriters, if any) and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities. If the Registrable Securities are being offered and sold in an underwritten offering, the Company shall:

(i) make such representations and warranties to the Holders and the underwriter or underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in secondary underwritten offerings;

(ii) cause to be delivered to the sellers of Registrable Securities and the underwriter or underwriters, if any, opinions of counsel to the Company, dated the date of delivery of any Registrable Securities sold pursuant to the Registration Statement (which counsel and opinions (in form, scope and substance), shall be reasonably satisfactory to the managing underwriter or underwriters, if any, and the appointed representative or counsel of the Holders), addressed to the Holders and each underwriter, if any, covering the matters customarily covered in opinions requested in secondary underwritten offerings and, in the case of an underwritten offering, such other matters as may be reasonably requested by the Holders;

(iii) cause to be delivered, immediately prior to the effectiveness of the Registration Statement (and, in the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto), a "comfort" letter from the Company's independent certified public accountants addressed to the Holders and each underwriter, if any, stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with secondary underwritten public offerings;

(iv) if an underwriting agreement is entered into, the same shall set forth in full the indemnification and contribution provisions and procedures of Sections 6 and 7 with respect to all parties to be indemnified pursuant to such sections; and

(v) the Company shall deliver such documents and certificates as may be reasonably requested by the Holders of the Registrable Securities being sold or the managing underwriter or underwriters, if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement, if any, or other agreement entered into by the Company;

the foregoing actions in this Section 2(d) shall be undertaken at each closing under such underwriting or similar agreement or as and to the extent required thereunder.

(e) The Company shall make available for inspection by a representative or representatives of the Holders, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by such Holders or underwriter, all financial and other records customary for such purposes, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement. The Holders will agree to keep all non-public information supplied to it confidential until such information is included in the Registration Statement filed with the Commission.

(f) The Company shall use its best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and to expedite or facilitate the disposition of such Registrable Securities.

3. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance with registration pursuant to this Registration Rights Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the Holders.

4. Registration on Form S-3. The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms.

5. Registration Procedures. In the case of each Registration Statement filed by the Company pursuant to this Registration Rights Agreement, the Company will keep the Holders advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

(a) Keep such Registration Statement continuously effective for the period ending at the earlier of the following: (i) thirty-six (36) months after the date hereof (as such time period is extended pursuant to Section 5A hereof), or (ii) the time the Holders have completed their distribution of the Registrable Securities (the earlier of (i) and (ii) being referred to as the "Effectiveness Time");

(b) Furnish such number of prospectuses, and amendments and supplements thereto, and other documents incident thereto as any Holder from time to time may reasonably request;

(c) Prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to such Prospectus;

(d) Notify each Holder of Registrable Securities included in the Registration Statement, counsel for the Holders and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notice (a "Notice") in writing, (1) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the Commission for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purposes, (4) if at any time the representations and warranties of the Company contained in agreements contemplated by Section 2(d) cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (6) of the happening of any event as a result of which the Prospectus included in the Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading and (7) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate or that there exist circumstances not yet disclosed to the public which make further sales under such Registration Statement inadvisable pending such disclosure and post-effective amendment;

(e) Upon the occurrence of any event contemplated by Section 5(d)(2) through (7) and immediately upon the expiration of any Blocking Period (as defined in Section 5A), prepare, if the occurrence of such event or period requires such preparation, a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein not misleading;

(f) Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

(g) Ensure that all Registrable Securities subject to the Registration Statement shall at all times be registered or qualified for offer and sale under the securities or blue sky laws of such jurisdictions as any Holder or underwriter reasonably requests in writing; use its best efforts to keep each such registration or qualification effective, including through new filings or amendments or renewals, during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company will not be required to qualify to do business or take any action that would subject it to taxation or general service of process in any jurisdiction where it is not then so qualified or subject;

(h) Use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by the National Association of Securities Dealers, Inc. as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities in accordance with the chosen method or methods of distribution; and

(i) Cause all Registrable Securities included in such Registration Statement to be listed, by the date of first sale of Registrable Securities pursuant to such Registration Statement, on the principal securities exchange or automated interdealer system on which the same type of securities of the Company are then listed or traded.

5A. Suspensions of Effectiveness.

(a) The Company may suspend dispositions under the Registration Statement and notify the Holders that they may not sell the Registrable Securities pursuant to any Registration Statement or Prospectus (a "Blocking Notice") if the Company's board of directors determines in its reasonable good faith judgment that the Company's obligation to ensure that such Registration Statement and Prospectus are current and complete would require the Company to take actions that might reasonably be expected to have a materially adverse detrimental effect on the Company and its shareholders; provided that the Company shall diligently and expeditiously take all actions it reasonably determines to be necessary or advisable to cause such Prospectus to be current and complete and to remove such suspension pursuant to a Blocking Notice or the Notice described below or as a result of the circumstances described in Section 5(d)(2) through (7). Each Holder agrees by acquisition of the Registrable Securities that, upon receipt of a Blocking Notice or "Notice" from the Company of the existence of any fact of the kind described in the following sentence, such Holder shall not dispose of, sell or offer for sale the Registrable Securities pursuant to the Registration Statement until such Holder receives (i) copies of the supplemented or amended Prospectus, or until counsel for the Company shall have determined that such disclosure is not required due to subsequent events, (ii) notice in writing (the "Advice") from the Company that the use of the Prospectus may be resumed and (iii) copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. Pursuant to the immediately preceding sentence, the Company may provide such Notice to such Holder upon the determination by the Company of the existence of any fact or the happening or any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue in any material respect, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus, in order to make the statements therein not misleading in any material respect. If so directed by the Company in connection with any such notice, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities that was current immediately prior to the time of receipt of such notice.

(b) In the event (i) the Company shall give any such Blocking Notice or Notice, pursuant to Section 5A(a) or (ii) the Registration Statement is suspended (including, but not limited to, suspensions resulting from the delisting of the Common Stock or a stop order issued by the Commission) or trading in the Common Stock on The Nasdaq National Market or The Nasdaq National Market is suspended for a period of time (excluding disruptions from business announcements that result in any halt(s) in trading of not more than one day on each occasion) and other suspension of trading on such market in general (each, a "Blackout Period"), the time regarding the effectiveness of such Registration Statement set forth in Section 5(a) and the Maturity Date (as defined in the Certificate) of the Preferred Stock and the expiration date of the Warrants shall be extended by one and one-half (1-1/2) times the number of days during the period (i) from and including the date of the giving of such Blocking Notice or Notice to and including the date when the Holders shall have received the copies of the supplemented or amended Prospectus, the Advice and any additional or supplemental filings that are incorporated by reference in the Prospectus or (ii) from and including the date of such suspension to and including the date when the Registration Statement is declared effective, as applicable. Delivery of a Blocking Notice or Notice and the related suspension of any Registration Statement or the occurrence of a Blackout Period shall not constitute a default under this Registration Rights Agreement and shall not create any obligation to pay liquidated damages under Section 2 hereof. However, if the Holder's ability to sell under the Registration Statement is suspended for more than ten consecutive trading days or for forty-five (45) days (whether or not consecutive) during any twelve (12) month period (an "Excess Blocking Period"), then the Holders shall have the right to receive a 2.0% reduction in the Conversion Price (as defined in the Certificate) of the Preferred Stock for each 45-day period (or part thereof) following the beginning of an Excess Blocking Period until the Excess Blocking Period terminates. In addition, if the Excess Blocking Period continues for more than an aggregate of 90 days in any 360-day period, then at Holder's option, the Company shall redeem Holder's Preferred Stock at a redemption price equal to 125% of the Aggregate Value thereof, together with all payments due under this Section and the Agreement.

6. Indemnification.

(a) Company Indemnity. The Company will indemnify each Holder, each of its officers, directors, managers, members and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder with respect to which registration, qualification or compliance has been effected pursuant to this Registration Rights Agreement, and each underwriter, if any, and each person who controls, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or arising out of or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based solely on any untrue statement or omission (or alleged untrue statement or omission) that is made in reliance upon and in conformity with written information furnished to the Company by such Holder or the underwriter expressly for use therein. The indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

(b) Holder Indemnity. Each Holder will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, partners, and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, each other Holder (if any), and each of their officers, directors, managers, members and partners, and each person controlling such other Holder within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or arising out of or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company and such other Holders and their directors, officers, managers, members and partners, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein; provided that no Holder shall be liable under this indemnity for an amount in excess of the net proceeds received by such Holder from the sale of the Registrable Securities pursuant to such registration statement. The indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

(c) Procedure. Each party entitled to indemnification under this Article (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at the Indemnified Party's expense; provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6 except to the extent that the Indemnifying Party is materially and adversely affected by such failure to provide notice. The Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Party; provided, however, that if separate firm(s) of attorneys are required due to a conflict of interest, then the Indemnifying Party shall be liable for the reasonable fees and expenses of each such separate firm. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

7. Contribution. (a) If the indemnification provided for in Section 6 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company on the one hand and the Holder or underwriters, as the case may be, on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder or underwriters, as the case may be, on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Holder or underwriters, as the case may be, on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and the Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of the Holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.

(b) The relative benefits received by the Company on the one hand and the Holders or the underwriters, as the case may be, on the other shall be deemed to be in the same proportion as the proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company from the initial sale of the Registrable Securities by the Company to the Holders pursuant to this Registration Rights Agreement bear to the net proceeds received by the Holders from the sale of Registrable Securities pursuant to the Registration Statement or the total underwriting discounts and commissions received by the underwriters as set forth in the table on the cover page of the Prospectus, as the case may be. The relative fault of the Company on the one hand and of the Holders or underwriters, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, by the Holders or by the underwriters.

(c) In no event shall the obligation of any Indemnifying Party to contribute under this Section 7 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under clauses (a) or (b) of Section 6 hereof had been available under the circumstances.

(d) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rated allocation (even if the Holders or the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Holder or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of such Holder, the total price at which the shares of Common Stock offered by such Holder and distributed to the public, or offered to the public, exceed the amount paid by such Holder for the underlying Preferred Stock converted into such shares of Common Stock, (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Holders or underwriter have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8. Changes in Common Stock or Preferred Stock. If, and as often as, there is any change in the Common Stock or Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or Preferred Stock as so changed.

9. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Preferred Stock and the Registrable Securities to the public without registration, at all times after ninety (90) days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to each Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any Preferred Stock or Registrable Securities without registration.

10. Rule 416. The Company and the Subscribers each acknowledge that an indeterminate number of Registrable Securities shall be registered pursuant to Rule 416 under the Securities Act so as to include in such Registration Statement any and all Registrable Securities which may become issuable to prevent dilution resulting from stock splits, stock dividends or similar transactions (the "Rule 416 Securities"). In this regard, the Company agrees to use all reasonable efforts to ensure that the maximum number of Registrable Securities which may be registered pursuant to Rule 416 under the Securities Act are covered by the Registration Statement and, absent guidance from the Commission or other definitive authority to the contrary, the Company shall use all reasonable efforts to affirmatively support and not to take any position adverse to the position that the Registration Statement filed hereunder covers all of the Rule 416 Securities.

11. Survival. The indemnity and contribution agreements contained in Sections 6 and 7 and the representations and warranties of the Company referred to in Section 2(d)(i) shall remain operative and in full force and effect regardless of (a) any termination of this Registration Rights Agreement or any underwriting agreement, (b) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company and (c) the consummation of the sale or successive resales of the Registrable Securities.

12. Information by Holder. Each Holder shall promptly furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Registration Rights Agreement; provided, however, each Holder shall be given at least ten (10) days to respond to such request. All information provided to the Company by such Holder shall be accurate and complete in all material respects and such Holder shall promptly notify the Company if any such information becomes incorrect or incomplete. If such Holder does not timely provide such reasonably requested information, such Holder shall not be entitled to the liquidated damages contemplated by Section 2(b) to the extent that such delay in the Registration Statement becoming effective is caused by such failure to timely provide information unless such Holder shall be able to demonstrate to the Company's satisfaction that such failure to timely provide did not proportionately contribute to the event giving rise to the damages obligation.

13. Transfer or Assignment of Registration Rights. The rights granted to the Subscribers by the Company under this Registration Rights Agreement to cause the Company to register Registrable Securities, may be transferred or assigned to a transferee or assignee together with any transfer or assignment of the Registrable Securities, provided that the Company is given written notice by any applicable Holder at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided further that the transferee or assignee of such rights agrees in writing to be bound by this Registration Rights Agreement.

14. Representations and Warranties of the Company. The Company represents and warrants that there are no agreements, understandings or commitments, oral or written, between the Company and the holders of its securities pursuant to which such holders have a right to require the Company to register or qualify any of its securities under the Securities Act or any applicable state securities laws.

15. Miscellaneous.

(a) Entire Agreement. This Registration Rights Agreement, the Agreement and the Certificate contain the entire understanding and agreement of the parties, and may not be modified or terminated except by a written agreement signed by the parties.

(b) Notices. Any notice, demand or request required or permitted to be given by either the Company or the Subscriber pursuant to the terms of this Registration Rights Agreement shall be in writing and shall be deemed given when delivered personally, by overnight courier service or by facsimile, with a hard copy to follow by overnight or two day courier, addressed to the other party at the address of the party set forth at the end of this Registration Rights Agreement or such other address as a party may request by notifying the other in writing. Copies of all notices (a) to the Subscriber shall be sent to the address set forth on the signature pages hereof or to such other address as the Subscriber may hereafter designate, (b) to the Company shall be sent to the address set forth on page one hereof or to such other address as the Company may hereafter designate, and (c) to a Holder other than the Subscriber, shall be sent to the address thereof furnished by like notice to the Company. Copies of notices to the Subscribers shall be sent to Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, Attention: Eleazer Klein, Esq., facsimile no.: (212) 593-5955. Copies of notices to the Company shall be sent to Orrick, Herrington & Sutcliffe LLP, Old Federal Reserve Bank Building, 400 Sansome Street, San Francisco, California 94111, Attention: Richard Grey, facsimile no.: (415) 773-5759.

(c) Gender of Terms. All terms used herein shall be deemed to include the feminine and the neuter, and the singular and the plural, as the context requires.

(d) Governing Law; Consent of Jurisdiction. This Registration Rights Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to principles of conflicts of law or choice of law except for matters arising under the Securities Act or the Securities Exchange Act of 1934, as amended, which matters shall be construed and interpreted in accordance with such laws. The Company and the Holders hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Registration Rights Agreement shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York. The Company and the Holders consent to the jurisdiction and venue of the foregoing courts and consent that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by registered mail, return receipt requested, directed to the such party at its address set forth in this Registration Rights Agreement (and service so made shall be deemed complete five (5) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts. The parties hereto hereby waive any right to a trial by jury in connection with any litigation.

(e) Severability. Notwithstanding any provision of this Registration Rights Agreement, neither the Company nor any other party hereto shall be required to take any action which would be in violation of any applicable Federal or state securities law. The invalidity or unenforceability of any provision of this Registration Rights Agreement in any jurisdiction shall not affect the validity, legality or enforceability of any other provision of this Registration Rights Agreement in such jurisdiction or the validity, legality or enforceability of this Registration Rights Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

(f) Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions of this Registration Rights Agreement and the transactions contemplated hereby.

(g) No Inconsistent Agreements. The Company has not, as of the date hereof entered into and currently in effect, nor shall the Company on or after the date of this Registration Rights Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Registration Rights Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement currently in effect granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict with the provisions of this Registration Rights Agreement.

(h) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statement filed pursuant to Section 2(a) hereof, and the Company shall not after the date hereof enter into any agreement providing such right to any of its security holders, unless the right so granted is subject in all respects to the prior rights in full of the Holders set forth herein, and is not otherwise in conflict with the provisions of this Registration Rights Agreement.

(i) Piggy-Back Registrations. If at any time when there is not an effective Registration Statement covering the Registrable Securities, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans (each, a "Piggyback Registration Statement"), the Company shall send to each holder of Registrable Securities written notice of such determination and, if within thirty (30) days after receipt of such notice, any such holder shall so request in writing, (which request shall specify the Registrable Securities intended to be disposed of by the Subscribers), the Company will cause the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holder, to the extent requisite to permit the disposition of the Registrable Securities so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 3 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 14(i) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 14(i) that are eligible for sale pursuant to Rule 144(k) of the Securities Act. In the case of an underwritten public offering, if the managing underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company after consultation with the managing underwriter(s) should reasonably determine that the inclusion of such Registrable Securities would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holders, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro-rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration), if the Company after consultation with the managing underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Holders shall be included in such registration statement, if the Company after consultation with the managing underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other Persons as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other Persons (other than the Company).

(j) Most Favored Registration Rights. The Company shall not grant to any Person any registration rights ("New Registration Rights") with respect to securities of the Company if such New Registration Rights are, in the reasonable opinion of the Subscriber, superior in any material fashion to the registration rights granted to the Subscriber pursuant to this Registration Rights Agreement, unless the holders of a majority of the Registrable Securities consent to such New Registration Rights in writing.

(k) Titles. The titles used in this Registration Rights Agreement are used for convenience only and are not to be considered in construing or interpreting this Registration Rights Agreement.

(l) Counterparts. This Registration Rights Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts and all of which together constitute one instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.

CENTURA SOFTWARE CORPORATION

By: _/S/ RICHARD LUCIEN_________________
Name: Richard Lucien
Title: Chief Financial Officer

PECONIC FUND, LTD.

By: RAMIUS CAPITAL GROUP, LLC
its Investment Adviser

By: _/S/ JEFFREY M. SOLOMON___________
Name: Jeffrey M. Solomon
Title: Partner

Address: c/o Ramius Capital Group, LLC
666 Third Avenue, 26th Floor
New York, New York 10017
Attention: Jeffrey M. Solomon

Andrew Strober
Telephone: (212) 845-7917
Facsimile: (212) 845-7999